UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: February 28, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

FEBRUARY 28, 2018

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 83.5%
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	570,000	$558,600	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	357,858	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	330,000	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	230,000	222,525	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	267,000	274,676	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	590,000	609,175	(a)

Total Auto Components				2,352,834

Diversified Consumer Services - 1.3%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	584,000	637,290	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	710,000	734,779
Service Corp. International, Senior Notes	7.500%	4/1/27	147,000	171,806
Service Corp. International, Senior Notes	4.625%	12/15/27	520,000	509,600
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	470,000	459,425	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	470,000	510,538	(a)

Total Diversified Consumer Services				3,023,438

Hotels, Restaurants & Leisure - 6.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	293,812	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	383,325	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	239,375	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,257,158	1,257,158	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	460,000	454,825	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,135,000	1,191,750
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	560,000	577,360	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	610,000	631,350
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	740,000	780,700	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	120,000	120,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	550,000	551,375
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	431,000	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	750,000	838,125
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	920,000	941,850	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,990,000	2,166,612
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	380,000	376,675	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	592,000	634,920	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	590,000	592,950
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	560,000	527,800	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,250,000	1,221,875	(a)

Total Hotels, Restaurants & Leisure				14,213,733

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Durables - 1.5%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	$1,084,550
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	308,450
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000	748,825	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	740,000	743,478	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	61,650
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	430,000	430,000

Total Household Durables				3,376,953

Internet & Direct Marketing Retail - 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	507,000	536,969

Media - 6.9%
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	440,000	430,100
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	607,550	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	500,000	510,625	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	770,000	781,550	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	350,000	337,897	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,360,000	1,400,178
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	486,038
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,880,000	2,710,800
DISH DBS Corp., Senior Notes	7.750%	7/1/26	400,000	395,500
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	413,875	(a)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	1,030,000	1,081,088	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	480,000	496,200	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	480,000	448,800	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	2,960,000	2,868,388	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	440,000	529,144
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	565,012	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	570,000	537,225	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	300,000	303,375	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	670,000	664,908	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	310,000	297,988	(a)

Total Media				15,866,241

Specialty Retail - 1.2%
American Greetings Corp., Senior Notes	7.875%	2/15/25	700,000	719,250	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	90,000	89,325	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	950,000	951,187
PetSmart Inc., Senior Notes	8.875%	6/1/25	490,000	314,825	(a)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	600,000	592,500	(a)

Total Specialty Retail				2,667,087

Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	199,000	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	510,000	503,625	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,180,000	1,212,474

Total Textiles, Apparel & Luxury Goods				1,915,099

TOTAL CONSUMER DISCRETIONARY				43,952,354

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 2.1%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	580,000	$582,900	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	630,000	629,118	(a)

Total Beverages				1,212,018

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	610,000	570,350	(a)

Food Products - 0.6%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	100,000	101,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,050,000	1,052,625	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	230,000	224,204	(a)

Total Food Products				1,377,829

Household Products - 0.5%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	370,000	360,750
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	347,325
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	362,250

Total Household Products				1,070,325

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	290,000	280,938
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	333,600	(a)

Total Tobacco				614,538

TOTAL CONSUMER STAPLES				4,845,060

ENERGY - 14.7%
Energy Equipment & Services - 1.6%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	931,000	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	640,000	647,200	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	320,000	280,000
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	325,125	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	170,000	171,700	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	324,000
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	932,400	(a)

Total Energy Equipment & Services				3,611,425

Oil, Gas & Consumable Fuels - 13.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	606,254
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(f)
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	813,700	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	600,000	674,250	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	560,000	600,600
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	360,000	360,000	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	785,325
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	147,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	$984,400
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	240,000	237,600	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	141,750
Continental Resources Inc., Senior Notes	4.900%	6/1/44	320,000	309,600
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	780,000	795,600	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	610,000	683,200	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	610,000	611,525	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	139,040
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	180,000	179,100	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	291,088	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	510,000	353,175	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	250,000	161,250
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	900,000	490,500
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	480,000	508,800	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	740,000	726,125	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	430,000	414,950
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	370,000	370,814
Gulfport Energy Corp., Senior Notes	6.375%	5/15/25	610,000	603,900
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	560,000	483,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,550,000	1,329,125	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	511,875
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,140,000	1,148,550
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	550,000	556,875	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000	380,475	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	180,000	221,400	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	730,000	749,619
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000	890,520
QEP Resources Inc., Senior Notes	6.875%	3/1/21	36,000	38,520
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000	508,725
QEP Resources Inc., Senior Notes	5.625%	3/1/26	550,000	543,125
Range Resources Corp., Senior Notes	5.000%	3/15/23	480,000	471,600
Range Resources Corp., Senior Notes	4.875%	5/15/25	260,000	250,250
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,450,000	1,707,375	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000	914,150
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,030,000	1,076,350
RSP Permian Inc., Senior Notes	5.250%	1/15/25	410,000	415,125
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	460,000	441,600
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	30,000	22,650
Sanchez Energy Corp., Senior Secured Notes	7.250%	2/15/23	510,000	517,650	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	560,000	564,900	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	160,000	162,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	30,000	30,037
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	30,000	30,113

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,110,000		$1,086,412
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	490,000		502,250	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	830,000		1,008,450
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	520,000		526,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000		177,225
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000		875,875
WPX Energy Inc., Senior Notes	5.250%	9/15/24	270,000		271,350

Total Oil, Gas & Consumable Fuels					30,403,417

TOTAL ENERGY					34,014,842

FINANCIALS - 7.6%
Banks - 2.2%
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	560,000		546,062	(g)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000		401,400
Barclays PLC, Junior Bonds (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	520,000	EUR	729,218	(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	340,000		378,675	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/1/23	820,000		844,600
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	500,000		586,250	(a)(g)(h)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	540,000		529,875	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	530,000		586,975	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000		527,897

Total Banks					5,130,952

Capital Markets - 0.3%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	750,000		791,250

Consumer Finance - 1.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		535,350
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000		560,925	(a)
Navient Corp., Senior Notes	6.500%	6/15/22	190,000		198,313
Navient Corp., Senior Notes	5.875%	10/25/24	770,000		766,150
Navient Corp., Senior Notes	6.750%	6/25/25	1,350,000		1,389,217
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	760,000		731,500	(a)

Total Consumer Finance					4,181,455

Diversified Financial Services - 2.1%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	610,000		582,550	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	484,000		470,690	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,140,000		1,117,200	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	540,000		526,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	300,000		301,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000		251,550	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,500,000		1,511,250	(a)

Total Diversified Financial Services					4,761,240

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.4%
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	570,000	$571,425
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	320,000	276,800

Total Insurance				848,225

Thrifts & Mortgage Finance - 0.8%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	506,250	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	1,260,000	1,219,050	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	190,057

Total Thrifts & Mortgage Finance				1,915,357

TOTAL FINANCIALS				17,628,479

HEALTH CARE - 7.9%
Biotechnology - 0.4%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,000,000	991,250	(a)

Health Care Equipment & Supplies - 0.7%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	320,000	292,800
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	682,500	(a)
Hologic Inc., Senior Notes	4.375%	10/15/25	400,000	391,500	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	200,000	208,500	(a)

Total Health Care Equipment & Supplies				1,575,300

Health Care Providers & Services - 5.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	270,000	257,850	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	662,000	690,135	(c)(d)(g)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	553,125
Centene Corp., Senior Notes	6.125%	2/15/24	170,000	178,925
Centene Corp., Senior Notes	4.750%	1/15/25	740,000	737,687
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	280,000	263,868
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	200,000	183,000
DaVita Inc., Senior Notes	5.125%	7/15/24	190,000	189,050
DaVita Inc., Senior Notes	5.000%	5/1/25	580,000	570,575
HCA Inc., Debentures	7.500%	11/15/95	100,000	103,250
HCA Inc., Notes	7.690%	6/15/25	1,035,000	1,164,375
HCA Inc., Notes	7.500%	11/6/33	250,000	278,125
HCA Inc., Senior Bonds	5.375%	2/1/25	280,000	285,340
HCA Inc., Senior Notes	7.500%	2/15/22	270,000	299,362
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	210,000	205,538
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,580,000	1,564,200
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	530,000	533,975	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	480,000	506,400	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	390,000	398,775	(a)(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	370,000	391,737	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,960,000	2,075,150
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	190,000	190,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	40,000	40,600
West Street Merger Subordinated Inc., Senior Notes	6.375%	9/1/25	590,000	590,000	(a)

Total Health Care Providers & Services				12,251,042

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Pharmaceuticals - 1.5%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	580,000	$487,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	60,000	58,725	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	630,000	560,700	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	410,000	365,925	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	530,000	534,638	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,040,000	1,098,500	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	450,000	446,906	(a)

Total Pharmaceuticals				3,552,594

TOTAL HEALTH CARE				18,370,186

INDUSTRIALS - 8.8%
Air Freight & Logistics - 1.1%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	710,000	756,150
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	130,000	135,525	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,630,000	1,697,238	(a)

Total Air Freight & Logistics				2,588,913

Airlines - 0.8%
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	250,224	259,858	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	133	146
U.S. Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	579,421	625,398
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	176,585	183,869
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	731,528	751,381

Total Airlines				1,820,652

Building Products - 0.7%
Jeld-Wen Inc., Senior Notes	4.625%	12/15/25	330,000	323,400	(a)
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	510,000	495,975	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	890,000	858,850	(a)

Total Building Products				1,678,225

Commercial Services & Supplies - 2.7%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	21,338
ADT Corp., Senior Secured Notes	4.125%	6/15/23	620,000	604,500
Brink’s Co., Senior Notes	4.625%	10/15/27	600,000	570,000	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	310,000	307,675	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	578,550
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	570,000	602,775	(a)
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	110,000	110,412	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	420,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	506,000	518,650	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	303,137	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	290,000	299,787
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	185,725
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	480,000	492,480
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	840,650
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	440,000	443,300	(a)

Total Commercial Services & Supplies				6,298,979

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - 1.5%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	880,000	$894,300	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	510,000	501,075	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	1,110,000	1,202,962	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	470,000	497,025	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	449,000	471,450

Total Machinery				3,566,812

Marine - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,028,125	(a)

Road & Rail - 0.5%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	550,000	548,625	(a)
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	590,000	592,095	(a)

Total Road & Rail				1,140,720

Trading Companies & Distributors - 0.9%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	390,000	(a)
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	462,000	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	196,000	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	440,000	425,700	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	620,000	607,786	(a)

Total Trading Companies & Distributors				2,081,486

Transportation - 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	494,881	215,273	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	95,400	(a)

Total Transportation				310,673

TOTAL INDUSTRIALS				20,514,585

INFORMATION TECHNOLOGY - 2.5%
Communications Equipment - 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	420,594	(a)

Internet Software & Services - 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	379,750
Match Group Inc., Senior Notes	5.000%	12/15/27	390,000	393,997	(a)

Total Internet Software & Services				773,747

IT Services - 1.2%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	850,000	857,437	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	379,350	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,050,400	(a)
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	605,000	588,363	(a)

Total IT Services				2,875,550

Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology Inc., Senior Notes	5.500%	2/1/25	95,000	99,038

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.4%
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	$248,675	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	580,000	603,200	(a)

Total Software				851,875

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	369,000	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	398,334	(a)

Total Technology Hardware, Storage & Peripherals				767,334

TOTAL INFORMATION TECHNOLOGY				5,788,138

MATERIALS - 9.0%
Chemicals - 1.1%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	563,587	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	530,000	512,113
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	702,950
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	440,438
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	460,000	470,350	(a)

Total Chemicals				2,689,438

Construction Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	260,000	260,650	(a)

Containers & Packaging - 1.9%
ARD Securities Finance Sarl, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	700,000	729,750	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,380,000	1,417,950	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	300,750	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	460,000	448,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,285,000	1,464,900

Total Containers & Packaging				4,361,850

Metals & Mining - 5.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	441,775	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	846,300	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	410,000	453,685
ArcelorMittal SA, Senior Notes	7.000%	3/1/41	300,000	366,030
Arconic Inc., Senior Notes	5.125%	10/1/24	510,000	530,081
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	720,000	748,800	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	210,000	209,213	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,020,000	1,054,425	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	200,000	199,500	(a)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	270,000	279,112
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	829,005
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	140,000	151,550
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	301,475
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,050,000	1,988,500
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	660,000	704,550	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	900,000	983,250	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,132,733	13,480	*(a)(e)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	15,237	0	(a)(b)(c)(d)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - (continued)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	830,000	$369,350	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	520,000	538,148	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	300,000	306,750
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	346,800
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	860,000	836,350

Total Metals & Mining				12,498,129

Paper & Forest Products - 0.5%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	745,500
Mercer International Inc., Senior Notes	5.500%	1/15/26	380,000	379,050	(a)

Total Paper & Forest Products				1,124,550

TOTAL MATERIALS				20,934,617

REAL ESTATE - 2.3%
Equity Real Estate Investment Trusts (REITs) - 1.9%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	90,450
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	452,100
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	140,000
CoreCivic Inc., Senior Notes	4.750%	10/15/27	580,000	555,350
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	410,000	413,075
GEO Group Inc., Senior Notes	5.125%	4/1/23	620,000	620,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	526,625
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	317,250
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	249,687
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	470,000	460,365
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	590,000	553,125

Total Equity Real Estate Investment Trusts (REITs)				4,378,027

Real Estate Management & Development - 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000	1,017,500	(a)

TOTAL REAL ESTATE				5,395,527

TELECOMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 3.0%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	339,075
CenturyLink Inc., Senior Notes	5.625%	4/1/25	260,000	236,600
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,119,488	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	320,000	252,400
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	850,000	704,438
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	894,625	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	743,042
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,487,200	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	370,000	321,330	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	690,000	596,850
Windstream Services LLC/Windstream Finance Corp., Senior Notes	6.375%	8/1/23	567,000	320,355	(a)

Total Diversified Telecommunication Services				7,015,403

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 4.6%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	560,000	$565,600	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	757,800	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	595,980	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,160,000	2,349,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	100,000	103,875	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	847,275
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	136,175
Sprint Corp., Senior Notes	7.875%	9/15/23	2,190,000	2,272,125
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	421,050
Sprint Corp., Senior Notes	7.625%	3/1/26	610,000	609,298
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,859,750
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	100,000	97,663

Total Wireless Telecommunication Services				10,615,591

TOTAL TELECOMMUNICATION SERVICES				17,630,994

UTILITIES - 2.0%
Electric Utilities - 0.8%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,115,000	1,302,047
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	500,000	570,000

Total Electric Utilities				1,872,047

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	464,400

Independent Power and Renewable Electricity Producers - 1.0%
AES Corp., Senior Notes	5.500%	4/15/25	820,000	844,600
Calpine Corp., Senior Notes	5.250%	6/1/26	610,000	593,987	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	837,893	842,083
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	32,172

Total Independent Power and Renewable Electricity Producers				2,312,842

TOTAL UTILITIES				4,649,289

TOTAL CORPORATE BONDS & NOTES (Cost - $194,727,376)				193,724,071

ASSET-BACKED SECURITIES - 3.8%
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	7.864%	10/15/29	700,000	725,831	(a)(g)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	6.891%	8/5/27	750,000	755,870	(a)(g)
Carlyle Global Market Strategies, 2015-2A D (3 mo. USD LIBOR + 5.300%)	6.675%	4/27/27	500,000	502,494	(a)(g)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.032%	7/20/31	500,000	513,125	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	7.363%	4/20/29	500,000	509,301	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Cumberland Park CLO Ltd., 2015-2A E (3 mo. USD LIBOR + 5.000%)	6.363%	7/20/26	500,000	$500,954	(a)(g)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.576%	1/20/31	600,000	589,362	(a)(g)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	7.366%	8/15/28	750,000	753,433	(a)(g)
Galaxy CLO Ltd., 2015-20A E (3 mo. USD LIBOR + 5.500%)	6.863%	7/20/27	250,000	250,782	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	6.563%	7/20/27	500,000	504,036	(a)(g)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	8.109%	1/15/28	500,000	502,204	(a)(g)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	5.199%	7/15/29	500,000	510,355	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D (3 mo. USD LIBOR + 5.250%)	6.609%	7/15/27	500,000	500,544	(a)(g)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	6.893%	10/20/27	250,000	250,306	(a)(g)
OZLM Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	4.470%	11/22/30	800,000	806,437	(a)(g)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	7.563%	4/20/27	500,000	502,170	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $8,312,797)				8,677,204

COLLATERALIZED MORTGAGE OBLIGATIONS(j) - 0.6%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	549,636	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	700,000	437,779	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	444,263	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,621,438)				1,431,678

CONVERTIBLE BONDS & NOTES - 1.4%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	110,000	110,942
DISH Network Corp., Senior Notes	2.375%	3/15/24	410,000	370,481	(a)

TOTAL CONSUMER DISCRETIONARY				481,423

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., Senior Bonds	5.500%	9/15/26	280,000	241,945
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	570,000	539,362

TOTAL ENERGY				781,307

FINANCIALS - 0.1%
Banks - 0.1%
JPMorgan Chase Financial Co., LLC, Senior Notes	0.250%	5/1/23	130,000	135,247

HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	610,000	581,817	(a)

INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.3%
Nutanix Inc., Senior Notes	0.000%	1/15/23	270,000	278,846	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	490,000	466,039

Total Internet Software & Services				744,885

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.2%
Workday Inc., Senior Notes	0.250%	10/1/22	480,000	$520,381	(a)

TOTAL INFORMATION TECHNOLOGY				1,265,266

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $3,243,414)				3,245,060

SENIOR LOANS - 2.1%
CONSUMER DISCRETIONARY - 0.7%
Specialty Retail - 0.5%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.570%	3/11/22	787,515	645,599	(g)(k)(l)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	9.840%	6/29/22	830,000	510,450	(c)(g)(k)(l)

Total Specialty Retail				1,156,049

Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	622,400	376,552	(c)(g)(k)(l)

TOTAL CONSUMER DISCRETIONARY				1,532,601

ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	215,310	183,014	*(c)
Pacific Drilling SA, Term Loan B (3 mo. LIBOR + 3,500%)	4,875%	6/3/18	146,931	59,507	(g)(k)(l)(m)

Total Energy Equipment & Services				242,521

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	510,000	542,512	(g)(k)(l)

TOTAL ENERGY				785,033

HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.4%
Immucor Inc., Extended Term Loan B (2 mo. LIBOR + 5.000%)	6.654%	6/15/21	380,866	388,800	(g)(k)(l)
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.398%	6/30/22	565,725	571,382	(c)(g)(k)(l)

Total Health Care Equipment & Supplies				960,182

Health Care Providers & Services - 0.4%
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.470 - 7.250%	6/30/23	837,662	845,778	(g)(k)(l)

TOTAL HEALTH CARE				1,805,960

MATERIALS - 0.2%
Metals & Mining - 0.2%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	8.943%	4/16/20	475,690	419,400	(g)(k)(l)

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC, Second Lien Term Loan	—	2/7/23	343,487	350,357	(n)

TOTAL SENIOR LOANS (Cost - $5,608,429)				4,893,351

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 1.5%
Argentina - 0.7%
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	680,000		$708,635	(o)
Republic of Argentina, Senior Bonds	5.625%	1/26/22	240,000		245,040
Republic of Argentina, Senior Bonds	7.500%	4/22/26	250,000		267,625
Republic of Argentina, Senior Notes	4.625%	1/11/23	160,000		153,642
Republic of Argentina, Senior Notes	6.875%	1/26/27	330,000		335,778

Total Argentina					1,710,720

Ecuador - 0.2%
Republic of Ecuador, Senior Notes	7.875%	1/23/28	440,000		440,440	(a)

Mexico - 0.6%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,392,497

TOTAL SOVEREIGN BONDS (Cost - $4,375,334)					3,543,657

			SHARES
COMMON STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Bossier Casino Venture Holdco Inc.			81,754		1,532,888	*(c)(d)

Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		291,944	*(c)(d)

TOTAL CONSUMER DISCRETIONARY					1,824,832

ENERGY - 2.0%
Energy Equipment & Services - 1.0%
Hercules Offshore Inc. (Escrow)			54,577		15,390	*(c)(d)
KCAD Holdings I Ltd.			424,046,710		2,332,257	*(c)(d)

Total Energy Equipment & Services					2,347,647

Oil, Gas & Consumable Fuels - 1.0%
Berry Petroleum Co.			123,003		1,178,775	*
Blue Ridge Mountain Resources Inc.			130,264		1,172,376	*
MWO Holdings LLC			621		0	*(c)(d)(f)

Total Oil, Gas & Consumable Fuels					2,351,151

TOTAL ENERGY					4,698,798

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer HoldCo, S.C.A.			58,411		230,139	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			3,456		0	*(a)(c)(d)(f)

TOTAL INDUSTRIALS					230,139

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

SECURITY		SHARES	VALUE
UTILITIES - 0.2%
Electric Utilities - 0.2%
Panda Temple Power LLC		24,398	$414,766	*(c)

TOTAL COMMON STOCKS (Cost - $12,981,648)			7,168,535

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.8%
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	133,672	1,548,363	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	2,002	23,190	(b)(i)
Sanchez Energy Corp.	6.500%	13,050	233,051

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $1,820,826)			1,804,604

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.137%	26,950	733,848	(g)

INDUSTRIALS - 0.1%
Marine - 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	28,035,666	280,357	*(c)(d)

TOTAL PREFERRED STOCKS (Cost - $2,845,882)			1,014,205

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $235,537,144)			225,502,365

SHORT-TERM INVESTMENTS - 0.7%
Western Asset Government Cash Management Portfolio LLC (Cost - $1,601,302)	1.430%	1,601,302	1,601,302	(p)

TOTAL INVESTMENTS - 97.9% (Cost - $237,138,446)			227,103,667
Other Assets in Excess of Liabilities - 2.1%			4,809,095

TOTAL NET ASSETS - 100.0%			$231,912,762

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of February 28, 2018.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (See Note 2).

(j)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	The coupon payment on these securities is currently in default as of February 28, 2018.

(n)	All or a portion of this loan is unfunded as of February 28, 2018. The interest rate for fully unfunded term loans is to be determined.

(o)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(p)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At February 28, 2018, the total market value of investments in Affiliated Companies was $1,601,302 and the cost was $1,601,302 (See Note 3).

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
EUR	— Euro
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso

At February 28, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	6/18	$23,353,097	$23,355,586	$2,489
U.S. Treasury Ultra Long-Term Bonds	12	6/18	1,861,912	1,870,500	8,588

					11,077

Contracts to Sell:
U.S. Treasury Long-Term Bonds	14	6/18	2,007,842	2,008,125	(283)

Net unrealized appreciation on open futures contracts					$10,794

At February 28, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	709,215	EUR	580,000	Barclays Bank PLC	4/19/18	$(979)

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

At February 28, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT FEBRUARY 28, 2018[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$900,000	12/20/22	1.02%	1.000% quarterly	$989	$(8,242)	$9,231

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[5]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.IG.29 Index	$900,000	12/20/27	1.000% quarterly	$1,628	$1,628	—

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2018

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Markit CDX.NA.HY.29 Index	$2,170,000	12/20/22	5.000% quarterly	$(146,859)	$(145,623)	$(1,236)

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$374,241	2/8/19	BCSUOGS2 basket*	3-Month LIBOR quarterly	—	$15,398	(7)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[6]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

[7]	Swap contract is valued using significant unobservable inputs (See Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Custom equity basket is comprised of four common stocks in the Energy sector.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)		SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$42,695,196		$1,257,158		$43,952,354
Energy	—	34,014,842		0	*	34,014,842
Health Care	—	17,680,051		690,135		18,370,186
Materials	—	20,934,617		0	*	20,934,617
Other Corporate Bonds & Notes	—	76,452,072		—		76,452,072
Asset-Backed Securities	—	8,677,204		—		8,677,204
Collateralized Mortgage Obligations	—	1,431,678		—		1,431,678
Convertible Bonds & Notes	—	3,245,060		—		3,245,060
Senior Loans:
Consumer Discretionary	—	645,599		887,002		1,532,601
Energy	—	602,019		183,014		785,033
Health Care	—	1,234,578		571,382		1,805,960
Other Senior Loans	—	769,757		—		769,757
Sovereign Bonds	—	3,543,657		—		3,543,657
Common Stocks:
Consumer Discretionary	—	—		1,824,832		1,824,832
Energy	$1,172,376	1,178,775		2,347,647		4,698,798
Industrials	—	—		230,139		230,139
Utilities	—	—		414,766		414,766
Convertible Preferred Stocks	—	1,804,604		—		1,804,604
Preferred Stocks:
Financials	733,848	—		—		733,848
Industrials	—	—		280,357		280,357

Total Long-Term Investments	1,906,224	214,909,709		8,686,432		225,502,365

Short-Term Investments†	—	1,601,302		—		1,601,302

Total Investments	$1,906,224	$216,511,011		$8,686,432		$227,103,667

Other Financial Instruments:
Futures Contracts	11,077	—		—		11,077
Centrally Cleared Credit Default Swaps on Credit Indices – Self Protection	—	0	*	—		0	*
OTC Credit Default Swaps on Corporate Issues-Buy Protection‡	—	989		—		989
OTC Total Return Swaps	—	—		15,398		15,398

Total Other Financial Instruments	11,077	989		15,398		27,464

Total	$1,917,301	$216,512,000		$8,701,830		$227,131,131

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$283	—	—	$283
Forward Foreign Currency Contracts	—	$979	—	979
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	1,236	—	1,236

Total	$283	$2,215	—	$2,498

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY		HEALTH CARE	MATERIALS
Balance as of May 31, 2017	$1,441,473	$0	*	—	$0	*
Accrued premiums/discounts	28,257	—		$726	—
Realized gain (loss)	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	(28,257)	—		34,029	—
Purchases	136,360	—		655,380	—
Sales	(320,675)	—		—	—
Transfers into Level 3	—	—		—	—
Transfers out Level 3	—	—		—	—

Balance as of February 28, 2018	$1,257,158	$0	*	$690,135	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(28,257)	—		$34,029	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE
Balance as of May 31, 2017	$907,144	$236,113	$1,391,693
Accrued premiums/discounts	8,134	863	485
Realized gain (loss)	278	3,580	8,057
Change in unrealized appreciation (depreciation)[1]	(23,754)	(2,057)	(11,986)
Purchases	—	5,008	565,891
Sales	(4,800)	(243,507)	(1,382,758)
Transfers into Level 3[2]	—	183,014	—
Transfers out Level 3	—	—	—

Balance as of February 28, 2018	$887,002	$183,014	$571,382

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$(23,754)	—	$6,854

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS		UTILITIES
Balance as of May 31, 2017	$700,989	$3,681,633	$168,300	$172,897	$0	*	—
Accrued premiums/discounts	—	—	—	—	—		—
Realized gain (loss)	—	—	53,317	—	(251,383)		—
Change in unrealized appreciation (depreciation)[1]	1,123,843	(155,211)	(52,924)	57,242	251,383		$(121,894)
Purchases	—	—	—	—	—		$536,660
Sales	—	—	(168,693)	—	(0	)*	—
Transfers into Level 3	—	—	—	—	—		—
Transfers out Level 3[3]	—	(1,178,775)	—	—	—		—

Balance as of February 28, 2018	$1,824,832	$2,347,647	—	$230,139	—		$414,766

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	$1,123,843	$(103,955)	—	$57,242	—		$(121,894)

	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCKS	OTC TOTAL RETURN SWAPS
INVESTMENTS IN SECURITIES	ENERGY	INDUSTRIALS			TOTAL
Balance as of May 31, 2017	$1,729,844	$259,606	—		$10,689,692
Accrued premiums/discounts	—	—	—		38,465
Realized gain (loss)	—	—	$19,853		(166,298)
Change in unrealized appreciation (depreciation)[1]	(158,291)	—	15,398		927,521
Purchases	—	20,751	0	*	1,920,050
Sales	—	—	(19,853)		(2,140,286)
Transfers into Level 3[2]	—	—	—		183,014
Transfers out Level 3[3]	(1,571,553)	—	—		(2,750,328)

Balance as of February 28, 2018	—	$280,357	$15,398		$8,701,830

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2018[1]	—	—	$15,398		$959,506

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 2/28/18 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$2,332	Market Approach	Enterprise Value Multiple Based Upon Revenue, Assets, EBITDA	0.79-7.47x	Increase
			Liquidity Discount	19.45%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

Notes to Schedule of Investments (unaudited) (continued)

2. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 2/28/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	2,002	2/17	$20,020	$23,190		$11.58	0.01%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$662,000	6/17	656,106	690,135	(a)	104.25	0.30

			$676,126	$713,325			0.31%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

3. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason, Inc. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended February 28, 2018. The following transactions were effected in shares of such companies for the period ended February 28, 2018.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$69,030,186	69,030,186	$67,428,884	67,428,884	—	$30,186	—	$1,601,302

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 23, 2018

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 23, 2018